UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2010
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of in Company)	0-26001 (Commission File Number)	22-3640393 (IRS Employer Identification No.)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On September 9, 2010, Hudson City Bancorp, Inc. (the “Company”) issued a press release announcing that it will participate in the Barclays Capital 2010 Global Financial Services Conference on Monday, September 13, 2010. Ronald E. Hermance, Jr., the Company’s Chairman, President and Chief Executive Officer, will present at the conference at 10:30 A.M. Eastern Time.
A simultaneous audio web cast of the Company’s presentation will be available through the following web cast link:
http://cc.talkpoint.com/barc002/091310a_rb/?entity=87_Q1KYXRU
The slide presentation and a link to the audio web cast will also be available on Hudson City Bancorp, Inc.’s website, www.hcbk.com beginning on September 13, 2010 and until March 11, 2011.

Item 9.01	Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are furnished as part of this Report:

Exhibit No.	Description
99.1	Press release dated September 9, 2010
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
By:	/s/ James C. Kranz
James C. Kranz
Executive Vice President and Chief Financial Officer

Dated: September 9, 2010

Exhibit Index

Exhibit No.	Description
99.1	Press release dated September 9, 2010

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